Exhibit 4.6

        SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

     THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (the "Amendment"), dated as of June 2, 2004 is among ELIZABETH ARDEN, INC., a Delaware Corporation (the "Borrower"), the banks listed on the signature pages hereto (the "Banks"), JPMORGAN CHASE BANK, as the administrative agent (the "Administrative Agent"), and FLEET NATIONAL BANK (the "Collateral Agent").

                                    RECITALS:

     A. The Borrower, the Administrative Agent, the Collateral Agent and the banks party thereto have entered into that certain Second Amended and Restated Credit Agreement dated as of December 24, 2002 (as the same has been modified by that certain First Amendment to Second Amended and Restated Credit Agreement dated February 25, 2004 and as the same may hereafter be amended or otherwise modified from time to time, the "Agreement").

     B. The Borrower and the Guarantors has requested that the Agents and the Banks amend certain provisions of the Agreement to, among other things, take into account the change in the Borrower's fiscal year to last day of the month of June rather than the last day in the month of January. The Administrative Agent, the Collateral Agent, and the Banks are willing to amend the Agreement, in accordance with the terms herein set forth.

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows effective as of the date hereof unless otherwise indicated:

                                   ARTICLE I.

                                   Definitions

     Section 1.1. Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

                                  ARTICLE II.

                                   Amendments

     Section 2.1. Amendment to Definition of "Borrowing Base". Clause (b) of the definition of "Borrowing Base" contained in Section 1.01 of the Agreement is amended and restated in its entirety to read as follows:

          (b)  Eligible Finished Goods Inventory; Packaged. The lesser of:

               (i)   the product of the percentage set forth in either clause
     (A) or (B) below which is applicable as of the date of determination multiplied by the aggregate amount of all Eligible Finished Goods
Inventory and Eligible Arden Finished Goods Inventory, in each case, which have been packaged for delivery to a customer and valued based on the lower of cost or market value:

                     (A) In Season. if the date of determination is during the period from and including May 16 to and including November 15, seventy-five percent (75%); and

                     (B) Out of Season. if the date of determination is during the period from and including November 16 to and including May 15, sixty-five percent (65%); or

               (ii) eighty-five percent (85%) of the product of the Appraised Liquidation Percentage (as defined below in this definition) multiplied by the gross cost of all finished goods inventory of Borrower which has been packaged for delivery to a customer; plus

     Section 2.2. Amendment to Section 1.01. The following definition contained in Section 1.01 of the Agreement is amended and restated in its entirety to read as follows:

          "Debt Service Pricing Ratio" means, as of any fiscal quarter end, the ratio of the following calculated for the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP as of the end of such fiscal quarter for the preceding twelve months:

          (a) the sum of (i) Consolidated EBITDA minus (ii) Capital Expenditures which were not financed with Indebtedness permitted under clauses (viii), (ix) or (x) of the definition of Permitted Indebtedness; minus (iii) all income and franchise taxes paid in cash; to

          (b)  the sum of:

               (i) Consolidated Net Interest Expense minus as of each calculation date set forth below (A) $7,834,400 for the three months ended June 30, 2004, (B) $3,835,800 for the fiscal quarter ended September 30, 2004, and (C) $1,024,200 for the fiscal quarter ended December 31, 2004; plus

               (ii) regularly scheduled principal payments made in respect of Indebtedness during such twelve month period excluding regularly scheduled principal payments in respect of the 8.5% Subordinated Notes due May 2004 and the 8.84% Mortgage Notes due July 2004; plus

               (iii) all cash Dividends paid during such period.

     Section 2.3.   Amendment to Section 5.01. Clause (f) contained in Section
5.01 of the Agreement is amended and restated in its entirety to read as follows:

          (f) a Borrowing Base Certificate together with an accounts receivable aging report (reflecting all journal entries and adjustments including all customer credits and debits), a report showing all amounts payable by the Borrower to the account debtors whose accounts receivable are included in the Borrowing Base, a collections report, a sales report and lockbox statements all certified by Borrower's principal financial officer: (i) within fifteen (15) days after the end of each month, with the Borrowing Base Certificate and reports being prepared as of the last day of such month, (ii) during the period from and including May 16 to and including November 15, on Tuesday of each week, with the Borrowing Base Certificate and reports being prepared as of the immediately preceding Saturday, and (iii) if a Default exists, within three days after any other date requested by the Administrative Agent with the Borrowing Base Certificate and such reports being prepared as of the date of the request;

     Section 2.4. Amendment to Section 5.06. Section 5.06 of the Agreement is amended in its entirety to read as follows:

          Section 5.06 Inspection of Property, Books and Records. The Borrower will keep, and will cause each of its Subsidiaries to keep, proper books of record and account in which full, true and correct entries shall be made of all dealings and transactions in relation to its business and activities. The Borrower will permit, and will cause each of its Subsidiaries to permit, representatives of the Administrative Agent, at Borrower's expense to visit and inspect any of their respective properties, to examine and make abstracts from any of their respective books and records, to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants and to otherwise conduct inventory inspections, appraisals, collateral audits or other field examinations as follows: (a) unless an Event of Default shall have occurred hereunder, the Administrative Agent may not conduct more than two (2) field examinations in any calendar year; (b) unless Borrowing Availability is less than $20,000,000 at any time during the period from and including November 16 to and including May 15 or an Event of Default shall have occurred at any time, the Administrative Agent may not conduct, and the Borrower shall not be obligated to pay for, more than one appraisal of the Inventory each calendar year; and
(c) the exercise by the Administrative Agent of its rights under this sentence shall require reasonable prior notice to the Borrower and shall be conducted during normal business hours in a reasonable manner so as not to disrupt the normal conduct of the Borrower's business. Notwithstanding anything contained to the contrary herein or in any of the Loan Documents, upon the occurrence of an Event of Default, the Administrative Agent may visit and inspect the Borrower, any of its Subsidiaries and any of their respective properties in order to examine and make abstracts from any of their respective books and records, to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants and to otherwise conduct inventory inspections, appraisals, collateral audits or other field examinations as often as may reasonably be desired. If Borrowing Availability is less than $20,000,000 at any time during the period from and including November 16 to and including May 15, then the Administrative Agent may conduct one additional appraisal of the Inventory during such year at the Borrower's expense. If an Event of Default shall have occurred hereunder at any time, the Administrative Agent may conduct such number of appraisals of the Inventory as it deems necessary in its reasonable sole discretion and the Borrower shall be obligated to pay from all such appraisals. In addition, Administrative Agent has the right at any time and from time to time, at the Borrower's expense, to conduct routine and periodic verifications as to the existence and condition of Accounts, in each case without prior notice to or consent of Borrower and whether or not a Default exists. In conducting the verifications hereunder, the Administrative Agent will advise the parties contacted that the verification is routine. The Administrative Agent will not conduct verifications of Accounts under this Section 5.06 more frequently than is reasonably necessary.

     Section 2.5. Amendment to Section 5.21. Clause (e) of Section 5.21 of the Agreement is amended and restated in its entirety to read as follows:

          (e) any other Prepayment which is not permitted by clause (d) preceding but only if:

               (i)   no Default exists or would result;

               (ii)  if the Prepayment is made:

                     (A) during the period from and including May 16 to and including November 15, then the sum of the following must equal or exceed $25,000,000 as of the date of calculation (which date must not be more than 30 days prior to the date of the Prepayment): (x) the most recent Borrowing Base in effect on the calculation date; minus (y) the Committed Exposure on the calculation date; minus (z) the amount of the Prepayment;
or

                     (B) during the period from and including November 16 to and including May 15, then the sum of the following must equal or exceed $50,000,000 as of the date of calculation (which date must not be more than 30 days prior to the date of the Prepayment): (x) the most recent Borrowing Base in effect on the calculation date; minus (y) the Committed Exposure on the calculation date; minus (z) the amount of the Prepayment;
and

               (iii) the Borrower shall have delivered to the Administrative Agent a certificate certifying as to its compliance with the forgoing clauses (i) and (ii) and shall show in reasonable detail the calculation required by clause (ii).

     Section 2.6. Amendment to Exhibits. Exhibit C [Form of Borrowing Base Certificate] and Exhibit E [Form of Compliance Certificate] of the Agreement are amended and restated in their respective entireties to read as Exhibits C and E attached hereto.

                                  ARTICLE III.

                              Conditions Precedent

     Section 3.1. Conditions. The effectiveness of Article II of this Amendment is subject to the satisfaction of the following conditions precedent:

          (a) The Administrative Agent shall have received this Amendment duly executed by the Borrower, the Guarantors and the Required Banks;

          (b) The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct in all material respects as of the date hereof as if made on the date hereof, except for such representations and warranties limited by their terms to a specific date;

          (c)  No Default shall exist; and

          (d) All proceedings taken in connection with the transactions contemplated by this Amendment and all documentation and other legal matters incident thereto shall be satisfactory to Administrative Agent and its legal counsel, Jenkens & Gilchrist, a Professional Corporation.

                                  ARTICLE IV.

                                 Miscellaneous

     Section 4.1. Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement, and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. The Borrower, the Agents and the Banks agree that the Agreement as amended hereby and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms. For all matters arising prior to the effective date of this Amendment, the Agreement (as unmodified by this Amendment) shall control.

     Section 4.2. Representations and Warranties; Release. The Borrower hereby represents and warrants to the Agents and the Banks as follows: (a) no Default exists, and (b) the representations and warranties set forth in the Loan Documents are true and correct on and as of the date hereof with the same effect as though made on and as of such date except with respect to any representations and warranties limited by their terms to a specific date. IN ADDITION, TO INDUCE THE ADMINISTRATIVE AGENT, THE COLLATERAL AGENT AND THE BANKS TO AGREE TO THE TERMS OF THIS AMENDMENT, THE BORROWER AND EACH GUARANTOR (BY ITS EXECUTION BELOW) REPRESENTS AND WARRANTS THAT AS OF THE DATE OF ITS EXECUTION OF THIS AMENDMENT THERE ARE NO CLAIMS OR OFFSETS AGAINST OR RIGHTS OF RECOUPMENT WITH RESPECT TO OR DEFENSES OR COUNTERCLAIMS TO ITS OBLIGATIONS UNDER THE LOAN DOCUMENTS.

     Section 4.3. Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document including any Loan Document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment, and no investigation by any Agent or any Bank or any closing shall affect the representations and warranties or the right of the any Agent or any Bank to rely upon them.

     Section 4.4. Reference to Agreement. Each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

     Section 4.5. Expenses of Administrative Agent. As provided in the Agreement, Borrower agrees to pay on demand all reasonable costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, and execution of this Amendment, including without limitation, the reasonable costs and fees of the Administrative Agent's legal counsel provided it sends an invoice to Borrower beforehand and addresses reasonable questions.

     Section 4.6. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     Section 4.7. Applicable Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York and the applicable laws of the United States of America.

     Section 4.8. Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Agents, each Bank, the Borrower, each Guarantor and their respective successors and assigns, except neither Borrower nor any Guarantor may assign or transfer any of its rights or obligations hereunder without the prior written consent of the Banks.

     Section 4.9. Counterparts. This Amendment may be executed in one or more counterparts and on telecopy counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

     Section 4.10. Effect of Waiver. No consent or waiver, express or implied, by any Agent or any Bank to or for any breach of or deviation from any covenant, condition or duty by the Borrower or any Guarantor shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

     Section 4.11. Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     Section 4.12. ENTIRE AGREEMENT. THIS AMENDMENT EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

     Section 4.13. Required Banks. Pursuant to Section 9.05 of the Agreement, the Agreement may be modified as provided in this Amendment with the agreement of the Required Banks which means Banks having (a) more than fifty percent (50%) of the Commitments or (b) if the Commitments have been terminated, more than fifty percent (50%) of the aggregate Committed Exposure (such percentage applicable to a Bank, herein such Bank's "Required Bank Percentage"). For purposes of determining the effectiveness of this Amendment, each Bank's Required Bank Percentage is set forth on Schedule 4.13 hereto.

     Executed as of the date first written above.

                                ELIZABETH ARDEN, INC., as the Borrower

                               By:/s/ Marcey Becker
                                  -------------------
                                 Name: Marcey Becker
                                 Title: Senior Vice President


                                JPMORGAN CHASE BANK, individually as a
                                 Bank, an Issuing Bank and as Administrative
                                 Agent

                               By:/s/ Richard Hawk
                                  -------------------
                                 Name: Richard Hawk
                                 Title: Vice President


                                FLEET NATIONAL BANK,
                                as Collateral Agent and a Bank


                               By:/s/ Christopher S. Allen
                                  ------------------------
                                 Name: Christopher S. Allen
                                 Title: Senior Vice President


                                LASALLE BUSINESS CREDIT, L.L.C., successor by merger to LaSalle Business Credit, Inc.


                               By:/s/ Karoline A. Moxham
                                  ----------------------
                                 Name: Karoline A. Moxham
                                 Title: Assistant Vice President


                                U. S. Bank business credit
                                (f/n/a Firstar Bank N.A.)

                               By:/s/ Thomas Visconti
                                  -------------------
                                 Name: Thomas Visconti
                                 Title: Vice President


                                WACHOVIA BANK, NATIONAL ASSOCIATION
                                (f/n/a First Union National Bank)


                               By:/s/ Andrew Gale
                                  ----------------
                                 Name: Andrew Gale
                                 Title: Vice President


                                SIEMENS FINANCIAL SERVICES, INC.

                               By:/s/ Frank Amodio
                                  -----------------
                                 Name: Frank Amodio
                                 Title: Vice President - Cedit


                                CREDIT SUISSE FIRST BOSTON, Cayman Island
                                Branch


                               By:/s/ Karl Studer
                                  ----------------
                                 Name: Karl Studer
                                 Title: Director


                               By:/s/ Daniel Dudwig
                                  ------------------
                                 Name: Daniel Dudwig
                                 Title: Assistant Vice President


                                THE PROVIDENT BANK

                               By:/s/ Mary Sue Wolfer
                                  -------------------
                                 Name: Mary Sue Wolfer
                                 Title: Credit Officer


                                GENERAL ELECTRIC CAPITAL CORPORATION

                               By:/s/ W. Jerome McDermott
                                  -----------------------
                                 Name: W. Jerome McDermott
                                 Title: Vice President - Credit

            CONSENT OF GUARANTORS AND REAFFIRMATION OF LOAN DOCUMENTS

     Each of the Guarantors consent and agree to this Amendment (including without limitation, the provisions of Section 4.2 hereof) and agree that the Loan Documents to which it is a party shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of such Guarantor enforceable against it in accordance with their respective terms.

                               FD MANAGEMENT, INC.

                               By:/s/ Oscar E. Marina
                                  -------------------
                                  Name: Oscar E. Marina
                                  Title: Vice President

                               DF ENTERPRISES, INC.

                               By:/s/ Oscar E. Marina
                                  -------------------
                                  Name: Oscar E. Marina
                                  Title: Vice President

                               ELIZABETH ARDEN INTERNATIONAL HOLDING, INC.,
                               (formerly FFI International, Inc.)

                               By:/s/ Oscar E. Marina
                                  -------------------
                                 Name: Oscar E. Marina
                                 Title: Vice President

                               RDEN MANAGEMENT, INC.

                               By:/s/ Oscar E. Marina
                                  -------------------
                                 Name: Oscar E. Marina
                                 Title: Vice President

                               ELIZABETH ARDEN (FINANCING), INC.

                               By:/s/ Oscar E. Marina
                                  -------------------
                                 Name: Oscar E. Marina
                                 Title: Vice President

                               ELIZABETH ARDEN TRAVEL RETAIL, INC.

                               By:/s/ Oscar E. Marina
                                  -------------------
                                 Name: Oscar E. Marina
                                 Title: Vice President

                         Index of Exhibits and Schedules

                                    Exhibits

C       Form of Borrowing Base Certificate
E       Form of Compliance Certificate

                                    Schedule

4.13    Required Lender Percentage

                                    EXHIBIT C
                                       to
        SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                       Form of Borrowing Base Certificate

                                 BORROWING BASE CERTIFICATE
-----------------------------------------------------------------------------
                                Previously Faxed: Yes  No  (circle one)
-----------------------------------------------------------------------------
Company Name: ELIZABETH ARDEN, INC.      As of [ENTER DATE]
------------------------------------------------------------------------------
--

                             Ffi Accounts Receivable

1.  Total FFI Accounts Receivable per attached aging .............    $

----------

2.  Less: Ineligible Accounts Receivables of Borrower

         Consignment or similar sales                $
                                                     -----------
         Evidenced by chattel paper or note          $
                                                     -----------
         Insolvent or bankrupt account debtor        $
                                                     -----------
         Foreign account debtor                      $
                                                     -----------
         In controversy                              $
                                                     -----------
         Not subject to the Collateral Agent's lien  $
                                                     -----------
         Subject to other liens                      $
                                                     -----------
         60 days past due                            $
                                                     -----------
         120 days past invoice                       $
                                                     -----------
         Government accounts                         $
                                                     -----------
         Affiliate or related party                  $
                                                     -----------
         50% Cross Aging Exclusion                   $
                                                     -----------
         Not payable in Dollars                      $
                                                     -----------
         Accounts excluded by Administrative Agent   $
                                                     -----------
         Amount of Contra Accounts and other offsets $
                                                     -----------
         15% concentration exclusion                 $
                                                     -----------

3.  Total Ineligibles                                                 ($

----------

4.  Eligible Accounts Receivable (line 1 minus line 3)                $

----------

5.  Accounts Receivable Advance Rate
85%

6.  Accounts Receivable Availability (Line 4 x Line 5)            (A) $

==========

                   Eligible Finished Goods Inventory; Packaged

1. Total inventory of Borrower consisting of finished goods tracked on FFI Accounting System which has been packaged:(lesser of fair market value or cost of such inventory)
$

------------

2.  Ineligible inventory consisting of finished goods packaged
        Bad condition
                                                $
                                                --------------
        Does not meet governmental standards    $
                                                --------------
        Currently un-usable                     $
                                                --------------
        Currently un-saleable                   $
                                                --------------
        On consignment                          $
                                                --------------
        Excluded by Administrative Agent        $
                                                --------------
        Not at Borrower's principal place
        of business, at an Approved
        Location, in transit between
        Approved Locations, or if not
        so located, no reserves for 3/rd/
        party claims                            $
                                                --------------
        Promotional merchandise                 $
                                                --------------
        Gifts included in purchase merchandise  $
                                                --------------
        Not Subject to Collateral Agent's Lien  $
                                                --------------
        Subject to other liens                  $
                                                --------------
        Samples, displays and testers           $
                                                --------------
        Subject to a restrictive licensing or
        distribution agreement                  $
                                                --------------
        25% of Slow Moving Inventory            $
                                                --------------
                        Total ineligibles
($         )

------------

3.  Eligible Finished Goods Inventory; Packaged (line 1 minus line 2)
$

------------

4.  Advance Rate
           %

------------
    .  From the period May 16 through November 15 = 75%
    .  From the period November 16 through May 15 = 65%

5.  Packaged finished goods availability (line 3 x line 4)
$

------------

6.  Cost of total packaged finished goods
$

------------

7.  Net liquidation value as a percentage of gross
           %

------------

8.  Net liquidation value (line 6 x line 7)
$

------------

9.  85% of net liquidation value (.85 x line 8)

------------

10. Lessor of line 5 or line 9
(B) $

============

                 Eligible Finished Goods Inventory; Un-packaged

1. Total inventory of Borrower consisting of finished goods tracked on FFI Accounting System which have not been packaged:(lesser of fair market value
    or cost of such inventory)
$

------------

2.  Ineligible inventory consisting of finished goods; un-packaged
        Bad condition
                                                $
                                                --------------
        Does not meet governmental standards    $
                                                --------------
        Currently un-usable                     $
                                                --------------
        Currently un-saleable                   $
                                                --------------
        On consignment                          $
                                                --------------
        Excluded by Administrative Agent        $
                                                --------------
        Not at Borrower's principal place
        of business, at an Approved
        Location, in transit between
        Approved Locations, or if not
        so located, no reserves for 3/rd/
        party claims                            $
                                                --------------
        Promotional merchandise                 $
                                                --------------
        Gifts included in purchase merchandise  $
                                                --------------
        Not Subject to Collateral Agent's Lien  $
                                                --------------
        Subject to other liens                  $
                                                --------------
        Samples, displays and testers           $
                                                --------------
        Subject to a restrictive licensing or
        distribution agreement                  $
                                                --------------
        25% of Slow Moving Inventory            $
                                                --------------
                        Total ineligibles
($         )

------------

3.  Eligible Un-packaged Finished Goods Inventory (line 1 minus line 2 )
$

------------

4.  Un-packaged finished goods advance rate
         40%

------------

5.  Un-packaged finished goods availability (line 3 x line 4)
$

------------

6.  Cost of Total un-packaged finished goods
$

------------

7.  Net liquidation value as a percentage of gross
           %

------------

8.  Net liquidation value (line 6 x line 7)
$

------------

9.  85% of net liquidation value (.85 x line 8)

------------

10. Lessor of line 5 or line 9
(C) $

============

                         Eligible Raw Material Inventory

1. Total inventory of Borrower consisting of raw material and work-in-process tracked on FFI Accounting System:(lesser of fair market value or cost of such inventory)
$

------------

2. Ineligible inventory consisting of raw material and work-in-process Bad condition
                                                $
                                                --------------
        Does not meet governmental standards    $
                                                --------------
        Currently un-usable                     $
                                                --------------
        Currently un-saleable                   $
                                                --------------
        On consignment                          $
                                                --------------
        Excluded by Administrative Agent        $
                                                --------------
        Not at Borrower's principal place
        of business, at an Approved
        Location, in transit between
        Approved Locations, or if not
        so located, no reserves for 3/rd/
        party claims                            $
                                                --------------
        Promotional merchandise                 $
                                                --------------
        Gifts included in purchase merchandise  $
                                                --------------
        Not Subject to Collateral Agent's Lien  $
                                                --------------
        Subject to other liens                  $
                                                --------------
        Samples, displays and testers           $
                                                --------------
        Subject to a restrictive licensing or
        distribution agreement                  $
                                                --------------
        25% of Slow Moving Inventory            $
                                                --------------
                        Total ineligibles
($         )

------------

3.  Eligible Raw Material Inventory (line 1 minus line 2)
$

------------

4.  Raw material advance rate
         25%

------------

5.  Eligible Raw Material Inventory availability (line 3 x line 4)
$

------------

6.  Cost of raw material and work-in- process
$

------------

7.  Net liquidation value as a percentage of gross %

------------

8.  Net liquidation value (line 6 x line 7)
$

------------

9.  85% of net liquidation value (.85 x line 8)

------------

10. Lessor of line 5 or line 9
(D)

============


                            Arden Accounts Receivable

1.  Total Domestic Arden Accounts Receivable per attached aging .............
 $

 ----------

2.  Less: Ineligible Arden Accounts Receivables of Borrower

         Consignment or similar sales                $
                                                     -----------
         Evidenced by chattel paper or note          $
                                                     -----------
         Insolvent or bankrupt account debtor        $
                                                     -----------
         Foreign account debtor                      $
                                                     -----------
         In controversy                              $
                                                     -----------
         Not subject to the Collateral Agent's lien  $
                                                     -----------
         Subject to other liens                      $
                                                     -----------
         60 days past due                            $
                                                     -----------
         120 days past invoice                       $
                                                     -----------
         Government accounts                         $
                                                     -----------
         Affiliate or related party                  $
                                                     -----------
         50% Cross Aging Exclusion                   $
                                                     -----------
         Not payable in Dollars                      $
                                                     -----------
         Accounts excluded by Administrative Agent   $
                                                     -----------
         Amount of Contra Accounts and other offsets $
                                                     -----------
         15% concentration exclusion                 $
                                                     -----------

3.  Total Ineligibles
 ($

 ----------

4.  Eligible Accounts Receivable (line 1 minus line 3)
 $

 ----------

5.  Accounts Receivable Advance Rate
        85%

 ----------

6.  Accounts Receivable Availability (Line 4 x Line 5)
(E) $

 ==========

                Eligible Arden Finished Goods Inventory; Packaged

1. Total Domestic Arden inventory:(lesser of fair market value or cost of such inventory) $

            ------------
    Less  WIP (Category "I" & "B"

            ($         )

            ------------
    Gross Raw Materials, Un-packaged finished goods and Finished Goods
            $
2.  Finished Goods Inventory Packaged (Category "F" & "W")
            $

            ------------
3.  Ineligible inventory consisting of packaged finished goods

            Bad condition
                                                    $
                                                    --------------
            Does not meet governmental standards    $
                                                    --------------
            Currently un-usable                     $
                                                    --------------
            Currently un-saleable                   $
                                                    --------------
            On consignment                          $
                                                    --------------
            Excluded by Administrative Agent        $
                                                    --------------
            Not at Borrower's principal place
            of business, at an Approved
            Location, in transit between
            Approved Locations, or if not
            so located, no reserves for 3/rd/
            party claims                            $
                                                    --------------
            Promotional merchandise                 $
                                                    --------------
            Gifts included in purchase merchandise  $
                                                    --------------
            Not Subject to Collateral Agent's Lien  $
                                                    --------------
            Subject to other liens                  $
                                                    --------------
            Samples, displays and testers           $
                                                    --------------
            Subject to a restrictive licensing or
            distribution agreement                  $
                                                    --------------
            25% of Slow Moving Inventory            $
                                                    --------------
                            Total ineligibles
            ($         )

            ------------

4.  Eligible Finished Goods Inventory Packaged (line 2 minus line 3)
            $

            ------------

5.  Advance Rate
                       %

            ------------
    .   From the period May 16 through November 15= 75%
    .   From the period November 16 through May 15= 65%

6.  Packaged finished goods availability (line 4 x line 5)
            $

            ------------

7.  Cost of total Arden packaged finished goods
            $

            ------------

8.  Net liquidation value as a percentage of gross
                       %

            ------------

9   Net liquidation value (line 7 x line 8)
            $

            ------------

10. 85% of net liquidation value (.85 x line 9)

            ------------

11. Lessor of line 10 or line 6
        (F) $

            ============

              Eligible Arden Finished Goods Inventory; Un-packaged

1. Total Un-packaged Arden Finished Inventory:(lesser of fair market value or cost of such inventory)
$

------------

2.  Ineligible inventory consisting of un-packaged finished goods
             Bad condition
                                                     $
                                                     --------------
             Does not meet governmental standards    $
                                                     --------------
             Currently un-usable                     $
                                                     --------------
             Currently un-saleable                   $
                                                     --------------
             On consignment                          $
                                                     --------------
             Excluded by Administrative Agent        $
                                                     --------------
             Not at Borrower's principal place
             of business, at an Approved
             Location, in transit between
             Approved Locations, or if not
             so located, no reserves for 3/rd/
             party claims                            $
                                                     --------------
             Promotional merchandise                 $
                                                     --------------
             Gifts included in purchase merchandise  $
                                                     --------------
             Not Subject to Collateral Agent's Lien  $
                                                     --------------
             Subject to other liens                  $
                                                     --------------
             Samples, displays and testers           $
                                                     --------------
             Subject to a restrictive licensing or
             distribution agreement                  $
                                                     --------------
             25% of Slow Moving Inventory            $
                                                     --------------
                             Total ineligibles
($         )

------------

3.  Eligible Un-packaged finished goods inventory (line 1 minus line 2)
$

------------

4.  Un-packaged finished goods advance rate
         40%

------------

5.  Un-packaged finished goods availability (line 3 x line 4)
$

------------

6.  Cost of total un-packaged Arden finished goods
$

------------

7.  Net liquidation value as a percentage of gross
           %

------------

8.  Net liquidation value (line 6 x line 7)
$

------------

9.  85% of net liquidation value (.85 x line 8)

------------

10. Lessor of line 5 or line 9
(G) $

============

                      Eligible Arden Raw Material Inventory

1.  Total raw material and work-in-process tracked on Arden Accounting System:
    (lesser of fair market value or cost of such inventory)
$

------------

2.  Ineligible inventory consisting of raw material and work-in-process
             Bad condition
                                                     $
                                                     --------------
             Does not meet governmental standards    $
                                                     --------------
             Currently un-usable                     $
                                                     --------------
             Currently un-saleable                   $
                                                     --------------
             On consignment                          $
                                                     --------------
             Excluded by Administrative Agent        $
                                                     --------------
             Not at Borrower's principal place
             of business, at an Approved
             Location, in transit between
             Approved Locations, or if not
             so located, no reserves for 3/rd/
             party claims                            $
                                                     --------------
             Promotional merchandise                 $
                                                     --------------
             Gifts included in purchase merchandise  $
                                                     --------------
             Not Subject to Collateral Agent's Lien  $
                                                     --------------
             Subject to other liens                  $
                                                     --------------
             Samples, displays and testers           $
                                                     --------------
             Subject to a restrictive licensing or
             distribution agreement                  $
                                                     --------------
             25% of Slow Moving Inventory            $
                                                     --------------
                             Total ineligibles
($         )

------------

3.  Eligible Raw Material Inventory (line 1 minus line 2 )
$

------------

4.  Eligible Raw Material Inventory advance rate (25%)
           %

------------

5.  Eligible Raw Material Inventory availability (line 3 x line 4)
$

------------

6.  Cost of Arden raw material and work-in- process
$

------------

7.  Net liquidation value as a percentage of gross
           %

------------

8.  Net liquidation value (line 6 x line 7)
$

------------

9.  85% of net liquidation value (.85 x line 8)

------------

10. Lessor of line 5 or line 9
(H) $

============

                             Eligible Gift Inventory

1. Total inventory of Borrower consisting of gift given with purchased merchandise in the ordinary course of Borrower's business or as promotional
    merchandise in the ordinary course of business:(lesser of fair market value or cost of such inventory)
$

------------

2.  Ineligible inventory consisting of finished goods
             Bad condition
                                                     $
                                                     --------------
             Does not meet governmental standards    $
                                                     --------------
             Currently un-usable                     $
                                                     --------------
             Currently un-saleable                   $
                                                     --------------
             On consignment                          $
                                                     --------------
             Excluded by Administrative Agent        $
                                                     --------------
             Not at Borrower's principal place
             of business, at an Approved
             Location, in transit between
             Approved Locations, or if not
             so located, no reserves for 3/rd/
             party claims                            $
                                                     --------------
             Promotional merchandise                 $
                                                     --------------
             Gifts included in purchase merchandise  $
                                                     --------------
             Not Subject to Collateral Agent's Lien  $
                                                     --------------
             Subject to other liens                  $
                                                     --------------
             Samples, displays and testers           $
                                                     --------------
             Subject to a restrictive licensing or
             distribution agreement                  $
                                                     --------------
             25% of Slow Moving Inventory            $
                                                     --------------
                             Total ineligibles
($         )

------------

3.  Eligible Gift Inventory (line 1 minus line 2)
$

------------

4.  Gift Inventory advance rate
         10%

------------

5.  Eligible Gift Inventory Availability (line 3 x line 4)
$

------------

6.  Cost of gift inventory
$

------------

7.  Net liquidation value as a percentage of gross
           %

------------

8.  Net liquidation value (line 6 x line 7)
$

------------

9.  85% of net liquidation value (.85 x line 8)

------------

10. Lessor of line 5, line 9 or $500,000
(I) $

============

AVAILABLE COLLATERAL SUMMARY
  A/R Availability (A+E):                                          $
  Plus: Inventory Availability (B+C+D+F+G+H+I)                     $
  ----
  Plus: Cash collateral pledged                                    $
  ----
  Less: ACCOUNT RECEIVABLE:
  ----
         Allowance Accounts                         $
         Customer Markdowns                         $
         Destroyed-in-field                         $
         Others                                     $
            Total
($     )
            Less:  BANK PRODUCT RESERVE
($     )
            ----
            Less:  INVENTORY RESERVES:
            ----
         Inventory outside of USA or Puerto Rico    $
         Classified as long term                    $
         Inventory in transit                       $
         Capitalized costs                          $
         Third party claims                         $
         Other                                      $

($     )
BORROWING BASE:
$

TOTAL AVAILABILITY (Lesser of $200,000,000 or Borrowing Base)
$
Committed EXPOSURE:

       Swingline Loans                                             $
       Other Loans                                                 $
       Letter of Credit Exposure                                   $
       Other Obligations                                           $
       TOTAL
($     )

BORROWING AVAILABILITY (Total Availability-Committed Exposure):
$
------------------------------------------------------------------------------

This Borrowing Base Certificate is delivered by the undersigned to JPMorgan Chase Bank, in its capacity as Administrative Agent (the "Agent") pursuant to that certain Second Amended and Restated Credit Agreement dated as of December 24, 2002 (as amended, the "Agreement") among the undersigned, the Agent, Fleet National Bank as collateral agent and certain other parties named therein. Terms defined by the Agreement are incorporated herein by reference where applicable. The undersigned represents and certifies that this Borrowing Base Certificate is true and correct in every respect and that all existing Accounts and Inventory, referenced above for inclusion in the Borrowing Base, represent Eligible Accounts Receivables and eligible Inventory of the type described in accordance with the definitions set forth in the Agreement. The undersigned warrants that all collections received or credits allowed on Accounts reported on previous Borrowing Base Certificates have been duly and regularly entered to the credit of the respective account debtors on the books and records of the undersigned and that all collections have been remitted and that all credits have been reported to date to the Administrative Agent as required by the Agreement. In the event of any conflict between the terms of this Borrowing Base Certificate and the Agreement, the terms of the Agreement shall control.

                                    ELIZABETH ARDEN, INC.


                                    By: _______________________________
                                    Name:  _______________________________
                                    Title: _______________________________

                                    EXHIBIT E
                                       to
        SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                         Form of Compliance Certificate

                             COMPLIANCE CERTIFICATE

             Effective as of __________, 200_ (the "Effective Date")
            (last day of fiscal year or fiscal period, as applicable)

Reference is made to the certain Second Amended and Restated Credit Agreement dated as of December 24, 2002, among Elizabeth Arden, Inc. ("Borrower"), JPMorgan Chase Bank, as Administrative Agent for the Banks as provided therein ("Administrative Agent"), and each of the Banks from time to time party thereto
(as such agreement may be amended or otherwise modified from time to time, the "Credit Agreement"). Unless otherwise defined herein, capitalized terms used this Compliance Certificate that are defined in the Credit Agreement, wherever used herein, shall have the same meanings as are prescribed by the Credit Agreement. In the event of any conflict between the terms of this Compliance Certificate and the Credit Agreement, the Credit Agreement shall control. The undersigned, duly appointed and acting authorized signatory of the Borrower, being duly authorized, hereby delivers this Compliance Certificate to Administrative Agent pursuant to Section 5.01 of the Credit Agreement.

1.   Borrower hereby delivers to Administrative Agent (check as applicable):

     [__] Copies of the audited financial statements required by Section 5.01(a) for Borrower's fiscal year ending on the Effective Date.

     [__] Copies of the financial statements required by Section 5.01(b) for Borrower's fiscal quarter ending on the Effective Date.

Such financial statements are complete and correct in all material respects and have been prepared in accordance with the requirements of the Credit Agreement.

2.   Exhibit "A" attached hereto sets forth the calculation of the Debt
Service
Pricing Ratio and the corresponding percentages for the Applicable Margin, Applicable Letter of Credit Fee, and the Commitment Fee Rate

3. Exhibit "B" attached hereto sets forth the status of compliance with the covenant contained in Section 5.19 ("Minimum Quarterly Debt Coverage Ratio"), as of the Effective Date, calculated for the applicable period as required by the Credit Agreement.

4.   The undersigned hereby states that (check as applicable):

     [__]  No Default exists as of the Delivery Date.

     [__]  One or more Defaults have occurred or exist as of the Delivery
Date.
           Included within Exhibit "C" attached hereto is a written description specifying each such Default or Event of Default, its nature, when it occurred, whether it is continuing as of the date hereof, and the steps being taken by the Borrower with respect thereto. Except as so
           specified, no Default exists as of the Delivery Date.

5. The undersigned hereby states that all Material Subsidiaries that are required to be Guarantors by the terms of the Credit Agreement are Guarantors under the Guarantee Agreement.

Executed and delivered by the undersigned on ___________, 200_ (the "Delivery Date").

                                    ELIZABETH ARDEN, INC.


                                    By:____________________________
                                    Name:  ____________________________
                                    Title: ____________________________

                                   EXHIBIT "A"
                                       to
                             COMPLIANCE CERTIFICATE
                                       by
                              Elizabeth Arden, Inc.
                       Effective Date: ____________, 200_

                           Debt Service Pricing Ratio

The following is attached to and made a part of the above referenced
Compliance
Certificate:

The Debt Service Pricing Ratio calculated as of the fiscal quarter ending _________, 200_ was ___ to 1.0:

     Cash Flow
     (a)  Consolidated EBITDA                        $
                                                     -----------

     (b)  Capital Expenditures which were not
          financed with Indebtedness permitted
          under clauses (viii), (ix) or (x) of
          the definition of Permitted
          Indebtedness                               $
                                                     -----------

     (c)  Cash taxes                                 $
                                                     -----------

     (d)  Sum of (a) - (b) - (c)                     $
                                                     -----------

     Modified Debt Service

     (e)  Interest Expense                           $
                                                     -----------

     (f)  Deduction from Interest Expense           ($          )
          $7,834,400 for three months ended
          6/30/04
          $3,835,800 for FQE 9/31/04
          $1,024,200 for FQE 12/31/04

          Regularly scheduled principal
     (g)  payments in respect of Indebtedness        $
                                                     -----------

          Regularly scheduled principal
          payments in respect 8.5% Subordinated
     (h)  Notes and 8.84% Mortgage Notes            ($          )
                                                     -----------

     (i)  Dividends                                  $
                                                     -----------

     (j)  Sum of (e) - (f) + (g) - (h) + (i)         $
                                                     -----------

     Debt Service Pricing Ratio = (d) / (i) = ____ to 1.0

------------------------------------------------------------------------------

                                                                          Base
        Commitment Fee
   Tier         Debt Service Pricing Ratio             LIBOR Loans      Rate
Loans           Rate
------------------------------------------------------------------------------
    I      Greater than 3.50:1.00                          200             25
             25
------------------------------------------------------------------------------
    II     Less than or equal to 3.50:1.00 but             225             50
           37.5
           greater than 2.75:1.00
------------------------------------------------------------------------------
   III     Less than or equal to 2.75:1.00 but             250             75
           37.5
           greater than 1.75:1.00
------------------------------------------------------------------------------
    IV     Less than or equal to 1.75:1.00                 275            100
             50
------------------------------------------------------------------------------

          Based on the foregoing table:
          (i)    Applicable Margin for LIBOR Loans       _____(bps)
          (ii)   Applicable Margin for Base Rate Loans   _____(bps)
          (iii)  Commitment Fee Rate                     _____(bps)
          (iv)   Applicable Letter of Credit Fee:        _____(bps)

                                   EXHIBIT "B"
                                       to
                             COMPLIANCE CERTIFICATE
                                       by
                              Elizabeth Arden, Inc.
                       Effective Date: ____________, ____

                      Minimum Quarterly Debt Coverage Ratio

The following is attached to and made a part of the above referenced
Compliance
Certificate:

1.   Average Borrowing Base Capacity determination.

     As of the Effective Date, is the Average Borrowing Base Capacity as calculated for the 30 day period then ended (as detailed on an attached schedule) equal to or less than $50,000,000. Yes_______ No _______

     If yes, Borrower must be in compliance with the Minimum Quarterly Debt Coverage Ratio below.

2.   Section 5.19 ("Minimum Debt Coverage Ratio")

     The ratio of Cash Flow to Debt Service, calculated as of the Effective
Date
     for the twelve month period ending on such date was ___ to 1.0 (as set forth below).

    Cash Flow
     (a)  Consolidated EBITDA                          $
                                                        ---------

     (b)  Capital Expenditures which were not
          financed with Indebtedness permitted
          under clauses (viii), (ix) or (x) of
          the definition of Permitted Indebtedness     $
                                                        ---------

     (c)  Cash taxes                                   $
                                                        ---------

     (d)  Sum of (a) - (b) - (c)                       $
                                                        ---------

    Debt Service

     (e)  Interest Expense                             $
                                                        ---------

          Regularly scheduled principal
     (f)  payments in respect of Indebtedness          $
                                                        ---------

     (g)  Dividends                                    $
                                                        ---------

     (h)  Sum of (e) + (f) + (g)                       $
                                                        ---------

     Debt Service  Ratio = (d) / (h) = ____ to 1.0

     Credit Agreement requires that it be not less than
     1.10 to 1.0. Compliance?                          Yes        No

                                   EXHIBIT "C"
                                       to
                             COMPLIANCE CERTIFICATE
                                       by
                              Elizabeth Arden, Inc.
                       Effective Date: ____________, ____

                                    Defaults

The following is attached to and made a part of the foregoing Compliance
Certificate:

1. As of the Delivery Date, each of the following instances of a Default has occurred (describe):

2.   Applicable Section(s) of Credit Agreement:

3.   Date of first occurrence:

4.   Check as applicable: The above referenced Default(s)

          [___]  continue(s) in existence on the Delivery Date
          [___]  do/does not continue to exist on the Delivery Date

5. The following steps have been and are being taken with respect to the foregoing:

                                  Schedule 4.13
                                       to
                      Second Amendment to Credit Agreement

                           REQUIRED LENDER PERCENTAGE

==============================================================================

     Lenders Agreeing to Amendment

 (insert % from prior column if Lender
                                                              Required Lender
    signs this Amendment then total
                 Lender                       Commitment      Percentage Held
      percentages in this column)
==============================================================================
JPMorgan Chase Bank                        $  45,250,000.00       22.625%
                22.625%
------------------------------------------------------------------------------
Fleet National Bank                        $  35,000,000.00       17.500%
                17.500%
------------------------------------------------------------------------------
LaSalle Business Credit, Inc.              $  25,000,000.00       12.500%
                12.500%
------------------------------------------------------------------------------
U. S. Bank Business Credit                 $  20,000,000.00       10.000%
                10.000%
------------------------------------------------------------------------------
General Electric Capital Corporation       $  28,500,000.00       14.250%
                14.250%
------------------------------------------------------------------------------
Wachovia Bank, National Association        $  15,000,000.00        7.500%
                 7.500%
-----------------------------------------------------------------------------
Siemens Financial Services, Inc.           $  11,250,000.00        5.625%
                 5.625%
-----------------------------------------------------------------------------
Credit Suisse First Boston                 $  10,000,000.00        5.000%
                 5.000%
-----------------------------------------------------------------------------
The Provident Bank                         $  10,000,000.00        5.000%
                 5.000%
=============================================================================
TOTAL                                      $ 200,000,000.00       100.00%
                100.00%
=============================================================================